UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

SPRING BANK PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 Parkwood Drive, Suite 210 Hopkinton, MA 01748 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 473-5993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBPH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2020, Spring Bank Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the discontinuation of the development of inarigivir soproxil, which was in Phase 2 development for the treatment of chronic hepatitis B virus (HBV). The Company also announced that its unaudited cash balance as of December 31, 2019 was $54.5 million, which, as a result of the elimination of costs related to its HBV program, the Company believes will fund the Company’s new operating plan into late 2022.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 2.02 of the Current Report on Form 8-K and in Exhibit 99.1 regarding the Company’s unaudited cash balance as of December 31, 2019 is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Further, this information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 8.01 Other Events.

The information set forth in Item 2.02 with respect to the Company’s decision to discontinue the development of its HBV program, including the press release attached hereto as Exhibit 99.1 but excluding the Company’s unaudited cash balance as of December 31, 2019, is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, as amended, about Spring Bank’s future expectations, plans and prospects. The words “believe,” “expect,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to: the Company’s ability to successfully demonstrate the safety and efficacy of its product candidates; any delay of any current or planned non-clinical or clinical trials or the development of any product candidate; whether the Company’s product candidates will advance through the clinical trial process on a timely basis, or at all; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; whether the results of such trials will warrant submission for approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether Spring Bank’s product candidates will receive approval from regulatory agencies on a timely basis or at all; whether, if product candidates obtain approval, they will be successfully distributed and marketed; and other factors discussed in the “Risk Factors” section of Spring Bank’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (SEC) on March 11, 2019 and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1Press Release of the Company, dated January 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer

Date: January 29, 2020